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                                                                    EXHIBIT 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                           Distribution Date:     4/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                            0.00
            Class B Principal Payment                            0.00
            Class C Principal Payment                            0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                            0.00
            Class B Principal Payment                            0.00
            Class C Principal Payment                            0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement            1,291,150.00
            Class B Note Interest Requirement              139,241.67
            Class C Note Interest Requirement              242,962.50
                      Total                              1,673,354.17

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                1.02472
            Class B Note Interest Requirement                1.32611
            Class C Note Interest Requirement                1.79972

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance              1,260,000,000
            Class B Note Principal Balance                105,000,000
            Class C Note Principal Balance                135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account  15,000,000.00

(v)    Required Owner Trust Spread Account Amount       15,000,000.00



                                           By:
                                                   ------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President


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